As filed with the Securities and Exchange Commission on April 29, 2024

Securities Act Registration No. 333-21089
     Investment Company Act Registration No. 811-08043

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 44	[X]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 45	[X]
(Check appropriate box or boxes)

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THE BERKSHIRE FUNDS

(Exact Name of Registrant as Specified in Charter)

475 Milan Drive, Suite #103 San Jose, CA 95134-2453 (Address of Principal Executive Offices)

1-408-526-0707 (Registrant's Telephone Number) -----------------------------------------------------------

AGENT FOR SERVICE: MALCOLM R. FOBES III The Berkshire Funds 475 Milan Drive, Suite #103 San Jose, CA 95134-2453 (Name and Address of Agent for Service)

COPIES TO: DONALD S. MENDELSOHN, ESQ. Thompson Hine LLP 312 Walnut Street 14th Floor Cincinnati, Ohio 45202

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It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485.
[X]	on May 1, 2024 pursuant to paragraph (b) of Rule 485.
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ]	on (date) pursuant to paragraph (a)(1) of Rule 485.
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A THE BERKSHIRE FUNDS Berkshire Focus Fund Prospectus

THE BERKSHIRE FUNDS

PROSPECTUS

May 1, 2024

BERKSHIRE FOCUS FUND (BFOCX)

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY

Berkshire Focus Fund	2

MORE INFORMATION ABOUT THE FUND

Additional Information About the Investment Objectives,
Investment Strategies and Risks	9
The Principal Investment Strategies	9
The Principal Investment Selection Process	10
Some Defined Terms	12
Other Investment Strategies	13
The Principal Risks of Investing in the Fund	16
Portfolio Holdings	22

FUND MANAGEMENT

The Investment Adviser	22
The Portfolio Manager	23

SHAREHOLDER INFORMATION

Pricing of Fund Shares	24
Instructions for Opening and Adding to an Account	26
Telephone and Wire Transactions	27
Additional Purchase Information	28
Customer Identification Information	29
Investment Minimums	30
Investments Made Through Financial Services Agents	30
Instructions for Selling Fund Shares	31
Additional Redemption Information	32
Shareholder Communications	37
Dividends and Distributions	37
About Dividends and Distributions	38
Taxes	38

FINANCIAL HIGHLIGHTS	42

THE BERKSHIRE FUNDS PRIVACY NOTICE	43

WHERE TO GO FOR MORE INFORMATION

Annual and Semi-Annual Reports	48
Statement of Additional Information	48

FUND SUMMARY

INVESTMENT OBJECTIVE

The Berkshire Focus Fund’s goal is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested	None
Dividends

Redemption Fee (as a percentage of amount
redeemed within 90 days of purchase)	2.00%

Wire Redemption Fee	$20.00
IRA Custodian Fee	$8.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.50%
Other Expenses	0.47%
Total Annual Operating Expenses	1.97%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	$200
Three Years	$618
Five Years	$1,062
Ten Years	$2,296

Portfolio Turnover

The Fund generally pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1,614% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Berkshire Focus Fund is a “non-diversified” portfolio and invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size. The Fund concentrates its investments in the electronic technology industry, which means more than 25%, and as much as 100%, of the Fund’s total assets can be invested in that particular industry. The Fund will normally hold a core position of between 20 and 40 common stocks (common stocks with holdings of 10 shares are not counted for this purpose), although the number of securities held by the Fund may occasionally exceed this range at times. In selecting investments for the Fund, the investment adviser uses a “bottom-up” approach to stock selection. This approach to investing refers to a selection process in which the Fund’s investment adviser looks at companies one at a time to determine if a company is an attractive investment opportunity. The Fund may sell securities of a company if the investment adviser determines that the current market price exceeds the value of the company, alternative investments present better potential for capital appreciation, or for other reasons. The Fund may invest without limitation in foreign securities and certain types of exchange traded funds. Although some of the Fund’s holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund’s investments. The Fund’s investment adviser employs a flexible investment style and seeks to take advantage of opportunities as they arise. As a consequence of the Fund’s investment strategy, the Fund generally has a high rate of portfolio turnover.

PRINCIPAL INVESTMENT RISKS

Your investment in the Fund is not guaranteed by any agency or program of the U.S. government or by any other person or entity, and you could lose money investing in the Fund. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s performance or peer group ranking, especially for short time periods, should not be the sole factor in making an investment decision. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund. The principal risks associated with an investment in the Fund include the following:

Equity Securities and Market Risk. The financial risk that the investment adviser may select individual companies that do not perform as anticipated, the risk that the stocks and markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies and stock markets may go through periods of decline and cyclical change.

Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. The price of a “growth” security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

Non-Diversification Risk. The Fund is classified as a “non-diversified” portfolio which means it may hold fewer securities than a diversified fund because it may invest a greater percentage of its assets in a smaller number of securities.

Industry Risk. The Fund concentrates its investments in the “electronic technology industry.” As a result, the Fund is subject to the risk that stocks within the same industry will decline in price due to industry-specific market or economic developments.

Small Company Risk. The Fund’s investments may be in companies that have small or medium market capitalizations and may involve greater risks than are customarily associated with larger, more established companies. These companies tend to be less liquid and have greater price volatility.

Portfolio Turnover Risk. The Fund may engage in short-term trading to try to achieve its investment objective and is likely to have an annual portfolio turnover rate of over 100%. High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund’s performance, and may increase taxable distributions.

Foreign Investment Risk. The Fund may invest without limitation in companies that trade on U.S. exchanges as American Depositary Receipts or on foreign exchanges. Investments in foreign securities are subject to risks of possible adverse political and economic developments abroad. Foreign securities markets may also be less liquid and more volatile than U.S. markets.

Exchange Traded Fund Risk. An investment in an exchange traded fund carries security specific risk and market risk. Also, if the sector of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the exchange traded fund may decline.

Cryptocurrency Risk. The Fund may have exposure to cryptocurrencies indirectly through an investment in companies that hold cryptocurren-cies on their balance sheets. The Fund may also invest in companies that are directly involved in providing infrastructure, trading platforms, technology, or other services relating to cryptocurrencies.

Key Personnel Risk. If one or more key individuals become unavailable to the investment adviser, including the Fund’s portfolio manager, who is important to the management of the Fund’s assets, the Fund could suffer material adverse effects, including substantial share redemptions that could require the Fund to sell portfolio securities at times when markets are not favorable.

Other Risks. Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; (such as the global pandemic coronavirus disease (COVID); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity.

PERFORMANCE

The following bar chart and table provide some indication of the risk of investing in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to year for the past ten years, together with the best and worst quarters during that time. The table shows how the Fund’s average annual returns (before and after taxes) for the periods of one year, five years, and ten years, compared to those of broad-based securities market indices. All presentations assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future results. You can obtain updated performance information on our website at berkshirefunds.com, or by calling 1.877.526.0707 .

CALENDAR YEAR TOTAL RETURNS

Average Annual Total Return (for periods ended 12/31/23)	1 Year	5 Years	10 Years
Berkshire Focus Fund
Return Before Taxes	50.20%	6.95%	9.47%
Return After Taxes on Distributions	50.20%	2.99%	6.27%
Return After Taxes on Distributions and Sale of Fund Shares	29.72%	4.83%	6.85%
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Dow Jones Industrial Average
(reflects no deduction for fees, expenses or taxes)	16.18%	12.47%	11.08%
Nasdaq Composite Index
(reflects no deduction for fees, expenses or taxes)	44.64%	18.75%	14.80%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FUND MANAGEMENT

Investment Adviser: Berkshire Capital Holdings, Inc. (“Berkshire Capital” or “Adviser”)

Portfolio Manager: Malcolm R. Fobes III, Chief Investment Officer of Berkshire Capital, has served as portfolio manager of the Fund since its inception in July 1997.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares of the Fund on any business day by written request, wire transfer, or by telephone. You may conduct transactions by mail to the following address:

Berkshire Focus Fund
c/o Mutual Shareholder Services, LLC
8000 Town Centre Drive
Suite #400
Broadview Heights, OH 44147

Or by telephone at 1.877.526.0707 . Purchase or redemption requests must be received in good order by the Fund’s Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, please refer to “Shareholder Information” in the Prospectus.

Minimum Investment Requirements
To open a new Regular Account	$5,000
To open a new IRA Account	$2,500
To open a new Automatic Investment Plan	$2,500
To add to any existing type of Fund account	$500

Tax Information

The Fund intends to make distributions to its shareholders on an annual basis to the extent that it has income or gains to distribute. Distributions may be taxed to shareholders as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as 401(k) plans or an individual retirement account. Such tax-deferred arrangements are taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary from the Fund’s assets, or the investment adviser and/or the Fund’s distributor may pay the intermediary out of their own funds and not as an expense of the Fund, for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Consult with your financial intermediary or visit their web-site for more information.

For More Information

Call the Berkshire Funds toll free at 1.877.526.0707 or visit us on the web at www.berkshirefunds.com.

The Berkshire Funds
228 Hamilton Avenue
3rd Floor
Palo Alto, CA 94301

MORE INFORMATION ABOUT THE FUND

ADDITIONAL INFORMATION ABOUT THE INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

The Fund’s investment objective and principal investment strategies, and the main risks of investing in the Fund, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. These are the strategies that, in the opinion of the Fund’s Adviser, are most likely to be important in trying to achieve the Fund’s investment objective. There can, of course, be no assurance that the Fund will achieve its investment objective.

The Fund’s Board of Trustees may change the Fund’s investment objective or non-fundamental principal investment strategies without shareholder approval. The Fund will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

THE PRINCIPAL INVESTMENT STRATEGIES

  The Fund normally concentrates its investments in a core group of 20-40 common stocks selected for their long-term growth potential (common stocks with holdings of 10 shares are not counted for this purpose). The number of securities held by the Fund may occasion- ally exceed this range at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

  The common stocks held for investment are selected without regard to a company’s market capitalization, so the Fund’s investments may be in companies that have small, medium or large market capitalizations.

  The Fund concentrates its investments in the electronic technology industry, which means more than 25%, and as much as 100%, of the Fund’s total assets can be invested in that particular industry.

  The Fund invests primarily in growth companies whose revenues and earnings are likely to grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income.

  The Fund is a “non-diversified” portfolio, which means it can invest in fewer securities at any one time than “diversified” portfolios.

  The Fund may engage in short-term trading to try to achieve its investment objective and is likely to have an annual portfolio turnover rate of over 100%. High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund’s performance.
  Under adverse market conditions, when investment opportunities are limited, or in the event of exceptional redemption requests, the Fund may hold cash or cash-equivalents and invest without limit in obligations of the U.S. Government and its agencies and in money market securities, including high-grade commercial paper, certifi- cates of deposit, repurchase agreements and short-term debt securities. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in common stocks. As a result, the Fund may not achieve its investment objective.

THE PRINCIPAL INVESTMENT SELECTION PROCESS

In selecting investments for the Fund, the Adviser uses a “bottom-up” approach to stock selection. This approach to investing refers to a selection process in which the Fund’s Adviser looks at companies one at a time to determine if a company is an attractive investment opportunity. In selecting investments for the Fund, the Adviser focuses on industry leaders with dominant franchises and strong growth prospects. The Adviser also looks for individual companies or securities that are expected to offer earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Adviser may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; barriers to entry (including patents and other intellectual property rights); product development; sustainable revenue and earnings growth; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, increasing profit margins, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; experienced, motivated, and creative management;

commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. Although some of the Fund’s holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund’s investments.

The core investments of the Fund generally may include established companies and securities that are expected to offer long-term growth potential. However, the Fund’s portfolio also may typically include securities of young, relatively small companies that are not yet broadly known, securities with more aggressive growth characteristics, and securities of companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

The Adviser may reduce or sell the Fund’s investments in portfolio securities if, in the opinion of the Adviser, a security’s fundamentals change substantially, its price appreciation leads to substantial overvaluation in relation to the Adviser’s estimates of future earnings and cash flow growth, to take advantage of more attractive investment opportunities, or for other reasons.

The Adviser may also implement fundamental security analysis of individual companies which have been identified through the “bottom up” approach. As part of its fundamental research, the Adviser may rely upon specific sources of information including general economic and industry data as provided by the U.S. Government, various trade associations and other sources, brokerage research reports, and published corporate financial data such as annual reports, 10-Ks, and quarterly statements, as well as direct interviews with company management. The Adviser may also review traditional financial data such as price-sales and earnings ratios, return on assets and equity, gross and net margins, inventory turns, book value, and debt-equity ratios. The Adviser may, from time-to-time, employ dividend and cash flow discounting models to determine the company’s intrinsic value which it then compares to the company’s current share price.

SOME DEFINED TERMS

About mutual funds: The Fund is mutual fund, which is a pooled investment vehicle that is professionally managed and gives you the opportunity to participate in financial markets. The Fund strives to reach its stated goals, although no assurances can be given that it will achieve those goals. Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund does not represent a complete investment program. Your investment in the Fund is not guaranteed, and you could lose money by investing in the Fund.

Market capitalization is the most commonly used measure of the size and value of a company. A company’s market capitalization is computed by multiplying the current share price by the total number of shares outstanding.

Equity mutual funds generally emphasize either “growth” or “value” styles of investing. Growth funds invest in companies that exhibit faster-than-average growth in revenues and earnings. Value funds invest in companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects. The Fund invests primarily in growth companies.

All mutual funds must elect to be “diversified” or “non-diversified.” A “diversified” portfolio may not invest, with respect to 75% of its total assets, more than 5% of its total assets in the securities of any one issuer, measured at the time of purchase or instead on a quarterly basis. In contrast, a “non-diversified” portfolio such as the Fund, may not invest, with respect to 50% of its total assets, more than 5% of its total assets in the securities of any one issuer, measured at the time of purchase or instead at the end of each fiscal quarter. As a result, the Fund has the ability to invest a greater percentage of its assets in the securities of particular issuers compared to a “diversified” portfolio.

While the Fund reserves the right to take temporary defensive measures by holding all or a portion of its assets in cash or money market instruments, it is important to note that the Fund’s primary intent is to be as fully invested as possible at all times.

The “top down” approach to investing is a method in which the Adviser first looks at trends in the general economy, and next selects companies that should benefit from those trends. The “bottom up” approach to investing refers to a selection process in which the Adviser looks at companies one at a time to determine if a company is an attractive investment opportunity. The Adviser relies primarily on the “bottom up” approach in selecting portfolio securities for the Fund.

Fundamental vs. technical analysis: There are two major schools of stock market analysis used in determining whether a particular stock or group of stocks are undervalued or overvalued relative to their current market price. The first major school is “fundamental analysis” which relies on an analysis of the balance sheet and income statements of companies in order to forecast their future stock price movements. The other major school is “technical analysis” which is not concerned with the financial position of a company, but instead relies on price and volume movements through the use of charts and computer programs to identify and project trends in a market or security. The Adviser primarily relies on fundamental analysis in selecting portfolio securities for the Fund.

OTHER INVESTMENT STRATEGIES

GENERAL. The Fund invests primarily in common stocks and similar securities, including exchange traded funds, preferred stocks, warrants, securities convertible into common stock and securities purchased on a when-issued basis.

SPECIAL SITUATIONS. The Fund may invest in special situations. A special situation arises when the Adviser believes that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include significant changes in a company’s allocation of its existing capital, a restructuring of assets, a redirection of free cash flows, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event or a difference in market supply and demand for the security. The Fund’s performance could suffer if the anticipated development in a “special situation” investment does not occur or does not attract the expected attention.

PORTFOLIO TURNOVER. In general, the Fund intends to purchase securities for long-term investment. The Fund will, however, sell any particular security and reinvest proceeds when it is deemed prudent by the Fund’s Adviser, regardless of the length of the holding period. Short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund’s investments, and the investment style of the Adviser. Changes are normally made in the Fund’s portfolio whenever the Adviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

EXCHANGE TRADED FUNDS. While the Fund expects to invest primarily in equity securities, the Fund may also invest in exchange traded funds (“ETFs”). Most ETFs are index funds that hold securities and attempt to replicate the performance of a stock market index. ETFs can also be constructed to track a basket of stocks, which allow investors to benefit from the ownership of securities in a particular sector, industry or group. Other types of ETFs include inverse and leveraged ETFs. Inverse ETFs seek investment results that are the opposite of the daily performance of an underlying index or basket of stocks. Leveraged ETFs seek investment results that are the underlying index or basket of stock’s performance times the stated multiple in the ETF’s objective. One of the primary benefits of ETFs are that they can be bought and sold at current market prices at any time during the trading day. The Fund may invest in ETFs for a variety of reasons such as, without limitation, to gain diversified exposure to investments in particular sectors, industries, or countries and lessen the Fund’s exposure to any single stock, for exposure to other asset classes, for frequent trading to take advantage of anticipated changes in market conditions or to invest in the direction of short-term market movements, for tactical asset allocation strategies or to rebalance portfolio allocations, to help manage risk or seeking to enhance returns of the portfolio through the use of inverse and leveraged ETFs, to manage cash, or for liquidity purposes. Although some ETFs may produce dividends, interest, or other income, current income is not a consideration when selecting an ETF as an investment.

FOREIGN SECURITIES. The Fund may invest without limitation in foreign securities. These investments may be publicly traded in the United States as American Depositary Receipts or on a foreign exchange and may be bought and sold in a foreign currency. The Adviser generally selects foreign securities on a stock-by-stock basis based on growth potential. Foreign investments are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

OPTIONS AND OTHER DERIVATIVES. The Fund may use options on securities, securities indices and other types of derivatives primarily for hedging purposes. The Fund may also invest, to a lesser degree, in these types of securities for non-hedging purposes, such as seeking to enhance returns. Investments in options and other derivatives are not a principal investment strategy of the Fund.

Derivatives are financial instruments whose value depends upon, or is derived from, the value of the underlying investment, pool of investments, or index. The Fund’s return on a derivative typically depends on the change in the value of the investment, pool of investments, or index specified in the derivative instrument. Derivatives involve special risks and may result in losses. The Fund will be dependent on the Adviser’s ability to analyze and manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

FIXED INCOME SECURITIES. Under normal market conditions, the Fund may invest up to 15% of its total assets in all types of fixed income securities, including U.S. government obligations, and up to 10% of its total assets in high-yield bonds. The Fund may also purchase fixed income securities on a when-issued, delayed delivery, or forward commitment basis.

Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that the Fund’s investments in fixed income securities may fall when interest rates rise.

Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

GENERAL RISKS. Domestic and foreign economic growth and market conditions, interest rate levels, credit conditions, volatility, and political events are among the many macro-economic factors affecting the securities and markets in which the Fund invests. There is a risk that the Adviser will not accurately predict the direction of these and other factors and, as a result, the Adviser’s investment decisions may not accomplish what they were intended to achieve. At times, the Fund also may not perform as well as benchmark indices or peer funds. The Fund does not represent complete investment program. Your investment in the Fund is not guaranteed by any agency or program of the U.S. government or by any other person or entity, and you could lose money investing in the Fund. You should consider your own investment goals, time horizon and risk tolerance before you invest in the Fund.

EQUITY SECURITIES RISK. The Fund invests primarily in common stocks. As a result, the Fund and its shareholders bear the risks associated with common stock investing. These risks include, without limitation, the risk that the Adviser may select investment sectors, industries, or individual companies that do not perform as anticipated, the risk that the stocks and markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies and stock markets may go through periods of decline and cyclical change.

Many factors may affect the performance of an individual company’s stock, such as the strength of its management, the demand for its products or services, the sector or industry it operates in, or other company-specific or broader market factors. The Fund invests primarily in the securities of companies that are selected for their long-term growth potential. The value of such companies is in part a function of their expected earnings growth. Underperformance by a company may prevent the company from experiencing such growth, which may prevent the Fund from realizing the potential value anticipated by the Adviser when it selected the company’s securities for the Fund’s portfolio.

Overall stock market risks may affect the value of the Fund. Over time, market forces can be highly dynamic and can cause stock markets to move in cycles, including periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may increase or decrease more than stock markets in general.

GROWTH SECURITIES RISK. The Fund invests in companies after assessing their growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the Adviser’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities. If growth stocks are out of favor, sectors that are larger in a growth index (such as the NASDAQ 100 Index) may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.

NON-DIVERSIFICATION RISK. As previously mentioned, the Fund is a “non-diversified” portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is “diversified.” As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return. Being non-diversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security.

INDUSTRY RISK. Industry risk is the possibility that stocks within the same industry will decline in price due to industry-specific market or economic developments. To the extent that the Fund concentrates its investments in the electronic technology industry, the Fund is subject to the risk that companies in that industry are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. Because of the rapid pace of technological development, there is the risk that the products and services developed by these companies may become rapidly obsolete or have relatively short product cycles. There is also the risk that the products or services offered by these companies will not meet expectations or even reach the marketplace. These risks may be increased to the extent that the Fund’s portfolio is overweighted in a certain business segment of the electronic technology industry (such as Semiconductors, for example). Although the Adviser currently believes that investments by the Fund in the electronic technology industry will offer greater opportunity for growth of capital than investments in other industries, such investments can fluctuate dramatically in value and will expose you to greater than average risk.

SMALL COMPANY RISK. The Fund’s investments in securities issued by small and mid-sized companies, which tend to be smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small and mid-sized companies tend to be more volatile and somewhat speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.

PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance. The “Financial Highlights” section of this Prospectus shows the Fund’s historical turnover rates.

FOREIGN SECURITIES RISK. Investments in foreign securities may be riskier than U.S. investments because of factors such as, without limitation, unstable international, political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, foreign governmental control of some issuers, potential confiscatory taxation or nationalization of companies by foreign governments, withholding taxes, a lack of adequate company information, less liquid and more volatile exchanges and/or markets, ineffective or detrimental government regulation, varying accounting standards, political or economic factors that may severely limit business activities, and legal systems or market practices that may permit inequitable treatment of minority and/or non-domestic investors. Investments in foreign securities may involve these and other significant risks such as immature economic structures and less developed and more thinly-traded securities markets. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

EXCHANGE TRADED FUND RISK. The Fund may invest a substantial portion of its assets in ETFs. To the extent that the Fund invests in ETFs, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by certain of the ETFs in which it invests. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations. The Fund will also incur brokerage costs when it purchases ETFs. Investments in certain ETFs also may be subject to substantial regulation, including potential restrictions on liquidity and potential adverse tax consequences if the ETFs does not meet certain requirements. Correlation risk is the risk that the performance of an ETF may not completely replicate the performance of the underlying index or basket of stocks. A number of factors may affect an ETF’s ability to achieve a high degree of correlation with its benchmark, including fees, expenses, transaction costs, disruptions or illiquidity in the markets for the securities or financial instruments in which the ETF invests, among other things. There can be no guarantee that an ETF will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. An investment by the Fund in ETFs may involve these and other significant risks, such as the risks associated with inverse and leveraged ETFs. The compounding effect of a security’s returns has a significant impact on all types of investments. As a result of compounding, inverse and leveraged ETFs have a single day investment objective. An inverse ETF’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance as stated in the ETF’s objective. Similarly, a leveraged ETF’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the ETF’s objective. This effect becomes more pronounced for these types of ETFs as market volatility increases. Investments by the Fund in inverse and leveraged ETFs may magnify changes in the Fund’s share price and thus result in increased volatility of returns. These types of investments may prevent the Fund from achieving its investment objective.

CRYPTOCURRENCY RISK. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Cryptocurrency is an emerging asset class. There are thousands of cryptocurrencies, the most well-known of which is Bitcoin. The Fund may have exposure to Bitcoin or other cryptocurrencies indirectly through an investment in companies that hold cryptocurrencies on their balance sheets. The Fund may also invest in companies that are directly involved in providing infrastructure, trading platforms, technology, or other services relating to cryptocurrencies. Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government, corporation, or other entity. Cryptocurrency is not generally accepted as legal tender. Regulation of cryptocurrency is still developing. Federal, state and/or foreign governments may restrict the development, use, or exchange of cryptocurrency.

The market price of Bitcoin and other cryptocurrencies has been subject to extreme fluctuations. The price of Bitcoin and other cryptocurrencies could fall sharply (potentially to zero) for various reasons, including, but not limited to, regulatory changes, issues impacting the Bitcoin network, events involving entities that facilitate transactions in Bitcoin, or changes in user preferences in favor of alternative cryptocurrencies. Furthermore, events that impact one cryptocurrency may lead to a decline in the value of other cryptocurrencies, including Bitcoin.

CYBERSECURITY RISK. The Fund and its service providers maintain substantial computerized data about the business activities of the Fund and shareholder accounts. As a result, confidential data about the Fund and shareholders, including non-public personal information, may be inadvertently disclosed to unintended parties or intentionally misappropriated or destroyed by malicious hackers mounting an attack on computer systems. In addition, a successful cybersecurity attack could result in an interruption of services during which shareholders are unable to contact or transact with the Fund. The Fund and its service providers take reasonable steps to prevent cybersecurity incidents, to protect Fund and shareholder data from inadvertent disclosure and intentional misappropriation or destruction, and to prevent service disruptions. Despite those steps, the Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

KEY PERSONNEL RISK. If one or more key individuals become unavailable to the Adviser and, in particular, the Fund’s portfolio manager, who is important to the management of the Fund’s assets, the Fund could suffer material adverse effects, including substantial share redemptions that could require the Fund to sell portfolio securities at times when markets are not favorable. If there were changes in key personnel, there might be changes in the manner in which the investment objectives and policies of the Fund as set forth in this prospectus are implemented.

OTHER RISKS. The Fund’s performance may be materially affected by unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions.

The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting international and domestic travel, and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact the Fund and its investments.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s current portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”). A schedule of the top ten portfolio holdings of the Fund as they existed at the end of a given calendar quarter is generally posted on the Berkshire Funds web-site at www.berkshirefunds.com within approximately 30 days after the end of that quarter.

FUND MANAGEMENT

THE INVESTMENT ADVISER

Berkshire Capital Holdings, Inc., located at 228 Hamilton Avenue, 3rd Floor, Palo Alto, California 94301, serves as the investment adviser to the Fund under an Investment Advisory Agreement (the “Agreement”) with The Berkshire Funds (the “Trust”). The Agreement provides that the Adviser will furnish continuous investment advisory and management services to the Fund. A discussion regarding the basis for the Board of Trustees’ approval of the Agreement between the Fund and the Adviser is available in the Annual Report to Shareholders for the year ended December 31, 2023. Berkshire Capital was organized in February 1993 and registered as an investment adviser in October 1996. In addition to the Fund, Berkshire Capital can provide investment management services to other mutual funds and, as of December 31, 2023, had approximately $220.2 million under management. Malcolm R. Fobes III is the founder, Chairman, Chief Executive Officer and Chief Investment Officer of the Adviser.

The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. Berkshire Capital also pays the salaries and fees of all officers and trustees of the Trust who are also officers, directors, or employees of Berkshire Capital, except as otherwise authorized by the Trust’s Board of Trustees. The Adviser pays the salaries and fees of all other trustees of the Trust. For the fiscal year ended December 31, 2023, the Adviser received a fee of 1.50% for investment advisory services performed as a percentage of the average daily net assets of the Fund.

The Adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time-to-time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

THE PORTFOLIO MANAGER

Malcolm R. Fobes III is the Chief Investment Officer of Berkshire Capital and has over 27 years of experience as a securities analyst and a portfolio manager. Mr. Fobes manages the investment program of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. He has been the portfolio manager of the Fund since its inception in 1997. Mr. Fobes founded Berkshire Capital in 1993 where he has been responsible for directing the company’s investment programs in both public and private companies located in Silicon Valley. In addition to the Fund, Mr. Fobes also serves as an Independent Director and Chairman of the Audit Committee for United States Commodity Funds, LLC. He has been listed with the CFTC as a Principal of United States Commodity Funds since November 2005. Mr. Fobes holds a Bachelor of Science degree in Finance with a minor in Economics from San Jose State University in California. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price you pay when purchasing a share of the Fund, and the price you receive upon redeeming or exchanging a share of the Fund, is called the Fund’s net asset value per share (“NAV”). The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the number of shares outstanding, rounded to the nearest cent. This is a standard calculation, and forms the basis for all transactions involving buying, selling, exchanging or reinvesting Fund shares. The NAV is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time) every day that the NYSE is open. In addition to Saturday and Sunday, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed.

All purchases, redemptions, exchanges or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in good order by the Fund’s Transfer Agent. Your order must be placed with the Transfer Agent prior to the close of the trading of the NYSE in order to be confirmed for that day’s NAV. In the case of certain authorized financial intermediaries (e.g. brokerage firms or other financial institutions) that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the NAV per share next effective after receipt by such intermediary.

The Fund’s portfolio securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when the Valuation Committee believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Valuation Committee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued in good faith by the Valuation Committee, in accordance with the Trust’s Valuation and Fair Value Pricing Policies and Procedures. The Trust's Valuation Committee shall consist of the Trust’s independent trustees, and the Fund portfolio manager as a non-voting member.

The Valuation Committee will generally fair value price one or more of its portfolio securities if market prices for such securities are not readily available, or if a significant event after market closing affects the value of the securities and renders the closing quotations for the securities stale or unreliable. The Valuation Committee may use the fair value prices thereby determined in circumstances such as when, without limitation, the Fund’s net asset value would be materially affected or in other circumstances when fair value pricing is deemed appropriate. Such significant events could be company-specific (such as earnings reports, corporate actions and merger announcements), country-specific (such as acts of terrorism, natural disasters and economic or political news), or global. The use of fair value pricing may help to ensure that on average, foreign security prices (and Fund share prices) may better reflect the values of the securities at the time the Fund’s NAV is calculated.

Fair value pricing also may at times result in portfolio security prices (and Fund share prices) that are less objective, not verifiable from independent sources (other than fair value pricing services, if available) and less precise than closing foreign market quotations as measures of market sentiment. To help address circumstances when significant events may materially affect the value of foreign securities and render the closing market quotations for such securities stale or unreliable, the Board of Trustees has authorized the use of a pricing service to assist the Valuation Committee in valuing certain securities listed or traded on foreign securities exchanges in the Fund’s portfolios in certain circumstances when there is a significant change in the value of potentially related U.S.-traded securities, as represented by, for example, the S&P 500 Index. The Valuation Committee may also fair value price certain of its foreign or domestic portfolio securities in certain other circumstances when market quotations for a security may not be readily available, such as, without limitation, if the exchange on which a security is principally traded closed early, or if trading in a particular security was halted during the day and did not resume prior to the time when the Fund calculated its NAV.

INSTRUCTIONS FOR OPENING AND ADDING TO AN ACCOUNT

TO OPEN AN ACCOUNT

BY MAIL

Complete and sign the Account Application or an IRA Application.

Make your check payable to the Berkshire Focus Fund.

  For IRA accounts, please specify the year for which the contribution is to be made.

MAIL YOUR APPLICATION AND CHECK TO: The Berkshire Funds c/o Mutual Shareholder Services, LLC 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147

BY OVERNIGHT DELIVERY, SEND TO:

The Berkshire Funds
c/o Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

TO ADD TO AN ACCOUNT

BY MAIL

Complete the investment slip that is included with your account statement, and write your account number on your check. If you no longer have your investment slip, please reference your name, address, account number, and the Fund name on your check.

MAIL THE SLIP AND THE CHECK TO:

The Berkshire Funds
c/o Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

BY TELEPHONE

Telephone transactions may not be used for initial purchases.

BY TELEPHONE

You must select this service on your account application before making your first telephone transaction. Thereafter, you may call toll-free 1.877.526.0707 to purchase shares in an existing account. Your purchase will be effective at the NAV next computed after your instruction is received in proper form by the Transfer Agent.

TO OPEN AN ACCOUNT

BY WIRE

Call 1.877.526.0707 for instructions prior to wiring the funds.

Send your investment to Huntington National Bank with these instructions:
  Huntington National Bank 7 Easton Oval Columbus, OH 43219
  ABA#: (Call)
  Credit: MSS FBO Berkshire Focus Fund
  Account #: (Call)
  Further credit:
  Your shareholder account name
  Your shareholder account number

TO ADD TO AN ACCOUNT

BY WIRE

Send your investment to Huntington National Bank by following the instructions listed in the column to the left.

TELEPHONE AND WIRE TRANSACTIONS

Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. It takes 15 calendar days after receipt by the Fund of your bank account information to establish this feature. Purchases by ACH transfer may not be made during this time. With respect to purchases made by telephone, the Fund and its agents will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, the Fund or its agents will not be liable for any loss, cost or expense for acting upon telephone instructions believed to be genuine or for any unauthorized telephone transactions.

If you purchase your initial shares by wire, the Transfer Agent first must have received a completed Account Application and issued an account number to you. The account number must be included in the wiring instructions as set forth above.

The Transfer Agent must receive your Account Application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Transfer Agent receives a properly completed and executed Account Application.

ADDITIONAL PURCHASE INFORMATION

If you redeem your investment shortly after your purchase, you should be aware that your investment may be subject to redemption fees for short-term trades as discussed in “Frequent Purchases and Redemptions of Fund Shares” later in this Prospectus. The Fund may hold redemption proceeds until the proceeds used to purchase shares have been collected (e.g., your check has cleared, or your ACH payments have been received), but in no event for more than 10 calendar days. If you fail to provide and certify to the accuracy of your Social Security Number or Taxpayer Identification Number, the Fund will be required to withhold 25% of all dividends, distributions and payments, including your redemption proceeds.

Please note that the Fund is offered and sold only to persons residing in the U.S. or Puerto Rico. Applications will only be accepted if they contain a U.S. or Puerto Rico address. This Prospectus should not be considered a solicitation to buy or an offer to sell shares of the Fund in any jurisdiction where it would be unlawful under the securities laws of that jurisdiction.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, travelers checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted. A $25 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete ACH or other electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. You will also be responsible for any losses suffered by the Fund as a result. The Fund may redeem shares you own in this or any identically registered Berkshire Funds account as reimbursement for any such losses. Any profit on redeemed shares will accrue to the Fund. The Fund reserves the right to reject any purchase order for Fund shares and to involuntarily redeem any account holder’s shares under certain other circumstances as permitted under the 1940 Act.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

  Name;
  Date of birth (for individuals);
  Residential or business street address (post office box numbers may also be provided for mailing purposes); and
  Social Security Number, Taxpayer Identification Number or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS

Your initial investment minimum can be found in the table below. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.

Account	Initial	Additional
Regular accounts	$5,000	$500
IRA accounts	2,500	500
Gifts to minors	500	100
Automatic Investment Plans	2,500	500

INVESTMENTS MADE THROUGH FINANCIAL SERVICES AGENTS

If you invest in the Fund indirectly through an intermediary such as a financial services agent (rather than directly with the Fund through the Transfer Agent), the policies and fees associated with making an investment may be different than those described here. Financial advisers, mutual fund supermarkets and other financial services agents may charge their own transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial services agent if you have any questions. Your financial services agent is responsible for transmitting your orders to the Transfer Agent in a timely manner, which ordinarily means by 4:00 p.m. Eastern Time (or the close of the NYSE, whichever is earlier). You may need to place your order with your financial services agent early in the day so the financial services agent can transmit the order in time to be received by the Transfer Agent by 4:00 p.m. Eastern Time (or the close of the NYSE, whichever is earlier).

Certain financial services agents may enter into agreements with the Fund or its agents which permit them to confirm orders timely received on behalf of customers by phone, with payment to follow later, in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the transaction may be rescinded and the financial services agent may be held liable for any resulting losses.

The Adviser, at its own expense and out of its legitimate profits, may pay financial services agents to help cover the costs of shareholder servicing, recordkeeping, and other administrative services provided to shareholders by financial services agents on behalf of the Fund.

INSTRUCTIONS FOR SELLING FUND SHARES

BY MAIL Write a letter of instruction that includes:
  The names(s) and signature(s) of all account owners.
  Your account number.
  The name of the Fund.
  The dollar or share amount you want to sell.
  Where to send the proceeds.
  If redeeming from your IRA, please note applicable withholding requirements.
  Obtain a signature guarantee or other documentation, if required.

MAIL YOUR REQUEST TO:

The Berkshire Funds
c/o Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

BY OVERNIGHT DELIVERY, SEND TO:

The Berkshire Funds c/o Mutual Shareholder Services, LLC 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147

BY TELEPHONE

  You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate on the appropriate sec- tion of the account application that you decline this option. Otherwise, you may redeem Fund shares by calling 1.877.526.0707. Redemption proceeds will only be mailed to your address of record.
  You may only redeem a maximum of $50,000 per day by telephone or by financial intermediary.
  You will not be able to redeem by telephone and have a check sent to your address of record for a period of 15 days following an address change.
  Unless you decline telephone privileges in writing or on your account application, as long as the Fund takes reasonable measures to verify the order, you may be responsible for any fraudulent telephone order.

For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S. 1.877.526.0707.

ADDITIONAL REDEMPTION INFORMATION

PAYMENT OF REDEMPTION PROCEEDS

You may sell shares at any time, subject to redemption fees for short-term trades as discussed in “Frequent Purchases and Redemptions of Fund Shares” on the following page. Your shares will be redeemed at the next NAV calculated after your order is received in good order by the Transfer Agent. Your order will be processed promptly and you will generally receive the proceeds within seven days after receipt of your properly completed request. Payment of the redemption proceeds for shares of the Fund where you request wire payment will normally be made in federal funds on the next business day.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 10 calendar days. This procedure is intended to protect the Fund and its shareholders from loss. In addition, your investment may be subject to redemption fees for short-term trades as discussed under “Frequent Purchases and Redemptions of Fund Shares.”

The Transfer Agent will wire redemption proceeds only to the bank and account designated on the Account Application or in written instructions (with Medallion signatures guaranteed) subsequently received by the Transfer Agent, and only if the bank is a member of the Federal Reserve System. The Transfer Agent currently charges a $20.00 fee for each payment by wire of redemption proceeds, which will be deducted from your redemption proceeds. An additional $12.00 fee is charged by the Transfer Agent for any IRA distributions. If you request that your redemption proceeds be sent via overnight delivery, the Transfer Agent will deduct an additional $20.00 from your account or proceeds to cover the associated costs.

If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic service currently in effect for the account will be terminated unless you indicate otherwise in writing.

In response to new Federal Trade Commission regulations related to the prevention of identity theft, effective May 1, 2009, the Fund will no longer make redemption checks payable to anyone other than (1) the shareholder(s) of record, or (2) a financial intermediary for the benefit of the shareholder(s) of record.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). To discourage excessive trading, effective January 1, 2008, a redemption fee of 2% will be charged on shares of the Fund redeemed 90 days or less from their date of purchase. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The Adviser may, at its discretion, waive the redemption fee in the case of hardship and in other limited circumstances with respect to certain types of redemptions that do not indicate market timing strategies. The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund’s excessive trading policies are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agents. The Fund attempts to detect and deter excessive trading through the use of fair valuation of securities as described previously under “Pricing of Fund Shares” and trade monitoring, particularly for large and/or frequent short-term trades by investors.

The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund’s portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The trading history of accounts determined to be under common ownership or control within the Fund may be considered in enforcing these policies.

The Fund monitors Fund share transactions, subject to the following limitation. Generally, a purchase of the Fund’s shares followed by the redemption of the Fund’s shares within a 90-day period may result in enforcement of the Fund’s excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund’s excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund’s excessive trading policies are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.

In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its Transfer Agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, permanently prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The

Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary.

Shareholders that invest through omnibus accounts should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund. The Fund’s policies and procedures regarding excessive trading may be modified at any time.

SIGNATURE GUARANTEES

Certain redemption requests must include a Medallion signature guarantee for each owner of the account. The Medallion signature guarantee is designed to protect you and the Fund from fraud. In particular, when you submit a written request to redeem Fund shares in your account, your request must include the original signature of each owner of the account and a Medallion signature guarantee if any of the following is true:

  You wish to sell more than $50,000 worth of shares;
  You change the ownership of your account;
  You are requesting that redemption proceeds be sent to a different address than your address of record;
  You are requesting that redemption proceeds be sent by federal wire transfer to a bank other than your bank of record;
  The address on your account (address of record) has changed with- in the last 15 days.

You may obtain a Medallion signature guarantee from most banks, credit unions, savings associations, broker-dealers, national securities exchanges, registered securities exchanges, or clearing agencies deemed eligible by the SEC. A notary public cannot provide a Medallion signature guarantee. Please note that you must obtain a signature guarantee from a participant in the Securities Transfer Association Medallion Program.

CORPORATE, TRUST AND OTHER ACCOUNTS

Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Fund at 1.877.526.0707 before making the redemption request to determine what additional documents are required.

TRANSFER OF OWNERSHIP

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the Fund at 1.877.526.0707 before making your request to determine what additional documents are required.

REDEMPTION INITIATED BY THE FUND

If your account balance falls below $500, the Fund may ask you to increase your balance. If your account balance is still below $500 after 30 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. The right of redemption by the Fund relating to the minimum balance requirement will not apply if the value of your account drops below $500 because of market performance. The Fund may also close your account and send you the proceeds under certain other circumstances as permitted under the 1940 Act.

REDEMPTION IN-KIND

It is currently the Fund’s policy to pay all redemptions in cash. The Fund retains the right, however, to elect at any time to instead pay large redemptions in whole or in part by a distribution in-kind of portfolio securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges and taxes, if any, on the sale of any such securities so received in payment of redemptions. The Fund has no obligation to pay distributions in-kind instead of cash in any circumstances.

METHODS TO MEET REDEMPTIONS

Under normal market conditions, the Fund expects to meet redemption orders by using holdings of cash or by the sale of portfolio securities. In unusual or stressed market conditions or as the Adviser deems appropriate, the Fund also may utilize its custodian overdraft facility to meet redemptions, if necessary. As discussed immediately above, the Fund also reserves the right to pay large redemptions by a distribution in-kind of portfolio securities held by the Fund in lieu of cash.

SHAREHOLDER COMMUNICATIONS

ACCOUNT STATEMENTS

Every quarter, shareholders of the Fund will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

CONFIRMATION

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

REGULATORY REPORTS

Financial reports will be published at least semi-annually. Annual reports will include audited financial statements. As permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive statements, confirmations and/or regulatory mailings electronically in lieu of paper copies by registering for this feature with the Transfer Agent. For any shareholder that requests paper copies, one copy of each report will be mailed to each shareholder with a unique Taxpayer Identification Number even though the investor may have more than one account in the Fund. For existing accounts, please call 1.877.526.0707 for instructions.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay distributions on an annual basis to the extent that it has income and/or capital gains to distribute at such time. You may elect to reinvest income dividends and capital gain distributions in shares of the Fund or receive these distributions in cash. Dividends and any other distributions from the Fund are automatically reinvested in the Fund at NAV, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may send written notification to the Transfer Agent or call 1.877.526.0707.

ABOUT DIVIDENDS AND DISTRIBUTIONS

What is a distribution? As a shareholder, you are entitled to your share of the Fund’s income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the Fund earns from its holdings and interest it receives from its money market and bond investments. Capital gains are realized when the Fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the Fund held the securities for less than or more than one year.

When the Fund makes a distribution to its shareholders, the share price of the Fund drops by the amount of the distribution, net of any market fluctuations.

”Buying a dividend.” If you purchase shares of the Fund just before it makes a distribution, you will pay the full price for the shares and then receive a portion back in the form of a taxable distribution. This is referred to as “buying a dividend.” In order to avoid paying unnecessary taxes as a result of a distribution, check the Fund’s distribution schedule before you invest.

TAXES

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional tax information. Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

As described under “Dividends and Distributions” above, the Fund will seek to distribute all or substantially all of its income and gains to its shareholders each year. The Fund generally will not have to pay income tax on amounts it distributes to shareholders. Fund dividends and distributions (whether paid in cash or reinvested in additional Fund shares) are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). A portion of the shareholder dividends derived from corporate dividends may be eligible for the corporate dividends-received deduction.

For taxable years beginning after December 31, 2012, the maximum individual rate applicable to “qualified dividend income” and long-term capital gains is in the range of 15% to 20%, depending on whether the individual’s income exceeds certain threshold amounts, plus the Medicare tax discussed below, as applicable. These rates do not apply to corporate taxpayers. Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period of their Fund shares with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions by the Fund of net capital gains (the excess of net long-term capital gains over net short-term capital losses) to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

A dividend or capital gains distribution declared by the Fund in October, November or December, but paid during January of the following year will be considered to be paid on December 31 of the year it was declared.

Because the Fund may invest in foreign securities, dividends and interest received by the Fund may give rise to withholding and other taxes imposed by countries other than the U.S. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund at the close of a taxable year consists of stock or securities in non-U.S. companies, and if the Fund elects to “pass through” foreign taxes, shareholders of the Fund may be able to claim U.S. foreign tax credits with respect to foreign taxes paid by the

Fund, subject to certain provisions and holding period and other limitations contained in the Internal Revenue Code of 1986, as amended. For any year for which the Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund.

Shareholders that sell, exchange or redeem shares generally will have a capital gain or loss from the sale, redemption or exchange. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, exchange or redemption, how long the shares were held and whether the shareholder’s income exceeds certain threshold amounts.

If the value of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution may receive a distribution which will be taxable to them. This is known as “buying a dividend.” Shareholders will be advised annually as to the federal tax status of dividends and capital gain distributions made by the Fund for the preceding year. Distributions by the Fund generally will be subject to state and local taxes. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long- term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected as an adjustment to the tax basis of the shares acquired.

As with all mutual funds, the Fund may be required to withhold U.S. Federal income tax at the current rate of 28% of all taxable distributions to you if you fail to provide the Fund with your correct Taxpayer Identification Number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding.

If you are not a citizen of the United States and do not reside there, the Fund will generally withhold 30% (or lower applicable treaty rate) on taxable distributions made to you.

As of January 1, 2012, federal law requires that mutual fund companies must maintain and report a shareholder’s cost basis by tax lot, gain/loss information, and holding period of “covered” security sales to the Internal Revenue Service (“IRS”) on Form 1099. Covered securities, that are mutual fund shares, are shares acquired on or after January 1, 2012. A fund is not responsible for maintaining and reporting share information if such shares are not deemed “covered”.

The tax regulations require that the Fund elect a default tax identification methodology in order to perform the required reporting. As a result, the Fund has chosen the “Average Cost Basis” method as the default tax lot identification method for its shareholders. This is the method the Fund will use to determine which specific shares are deemed to be sold when a shareholder’s entire position is not sold in a single transaction and is the method in which “covered” share sales will be reported on a shareholder’s Form 1099.

However, at the time of purchase or upon the sale of “covered” shares, shareholders may choose a different tax lot identification method. Shareholders should consult a tax advisor with regard to their personal circumstances as the Fund and its service providers do not provide tax advice. The Foreign Account Tax Compliance Act (“FATCA”). A 30% withholding tax on the Fund’s distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of the Fund generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Withholding under FATCA is required: (i) with respect to certain distributions from the Fund beginning on July 1, 2014; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occur on or after January 1, 2017. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

FINANCIAL HIGHLIGHTS

The financial highlights table presented below is intended to help you understand the Fund’s financial performance and other financial information for the past five years. Certain information reflects financial results for a single Fund share. “Total Return” in the table shows how much an investor in the Fund would have earned on an investment in the Fund assuming reinvestment of all dividends and distributions. The financial information has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm. Their report, along with the Fund’s financial statements is incorporated by reference in the SAI, which is available through several channels described in “Where to go for More Information” later in this Prospectus.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19

NET ASSET VALUE,
BEGINNING OF YEAR	$12.65	$36.21	$43.76	$27.54	$22.33

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.32)	(0.39)	(0.82)	(0.64)	(0.45)
Net realized and unrealized gains
(losses) on investments	6.66	(23.18)	0.29 (b)	26.04	9.51
Total from investment operations	6.34	(23.57)	(0.53)	25.40	9.06

Proceeds from redemption fees	0.01	0.01	0.05	0.10	0.06

LESS DISTRIBUTIONS:
Distributions from net realized gains	–	–	(7.07)	(9.28)	(3.91)
Total distributions	–	–	(7.07)	(9.28)	(3.91)

NET ASSET VALUE,
END OF YEAR	$19.00	$12.65	$36.21	$43.76	$27.54

TOTAL RETURN(c)	50.20%	(65.06%)	(1.38%)	92.26%	40.63%

SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of year (thousands)	$220,217	$188,158	$747,424	$943,532	$327,669

Ratio of expenses to average net assets(d)	1.97%	1.94%	1.90%	1.92%	1.95%
Ratio of net investment loss to
average net assets	(1.96%)	(1.93%)	(1.87%)	(1.70%)	(1.56%)

Portfolio turnover rate(e)	1,613.9%	1,534.6%	1,424.8%	1,599.1%	980.3%

(a) Net investment loss was calculated using the average shares outstanding method.

(b) Net realized and unrealized gain on investments per share is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the net realized and unrealized gain (loss) on investments in the statement of operations.

(c) Total return represents the rate that the investor would have earned or (lost) on an investment in the Fund assuming reinvestment of dividends.

(d) The ratio of expenses to average net assets includes interest expense. The ratios excluding interest expense would be 1.96%, 1.93%, 1.89%, 1.91% and 1.95%, respectively.

(e) Portfolio turnover is greater than most funds due to the investment style of the Fund.

THE BERKSHIRE FUNDS PRIVACY NOTICE

WHAT YOU SHOULD KNOW

We recognize our obligation to keep information about you secure and confidential. It’s important for you to know that we do not sell or share Customer Information with marketers outside the Berkshire Funds and the service providers to the Fund. So, there is no need for you to tell us not to. You also need to know that we carefully manage information among our service providers to give you better service, more convenience, and to offer benefits to you.

The Berkshire Funds privacy policy covers Customer Information, which means personally identifiable information about a consumer or a consumer’s current or former relationship with the Berkshire Funds. This notice generally describes the privacy policy, and is provided to you as required by the Federal Financial Privacy Law.

PROTECTING INFORMATION ABOUT YOU FROM MARKETERS OUTSIDE THE BERKSHIRE FUNDS

The Berkshire Funds do not sell or otherwise share any Customer Information with marketers outside the Berkshire Funds. You don’t need to take any action to prevent disclosure. While we may offer products and services on behalf of outside companies, the Berkshire Funds and companies that work for us control the information used to make those offers.

MAKING THE SECURITY OF INFORMATION A PRIORITY

Keeping financial information secure is one of our most important responsibilities. We value your trust, and we handle information about you with care. Your Customer Information is handled by service providers for the Berkshire Funds. We limit access to Customer Information to those service providers who need to know that information to provide products and services to you or to maintain or service those products or services.

We maintain physical, electronic and procedural safeguards to protect Customer Information. We continually assess new technology for protecting information and we upgrade our systems when appropriate.

COLLECTING INFORMATION

We collect and use various types of information to service your accounts, to save you time and money, and to better understand your needs. We want to help you learn more about products and services that may be of interest to you.

We collect the following information about you from the following sources:

  Information you provide to us on applications and through other means, such as your name, address and Social Security Number.
  Information about your transactions and account experience with us, such as your account balance, investment history, and information about our communication with you, such as account statements and trade confirmations.

SHARING INFORMATION WITHIN THE BERKSHIRE FUNDS

At present the Fund is the only series authorized by The Berkshire Funds. In the future, the Board of Trustees may authorize the creation of additional series, creating a family of mutual funds. The Berkshire Funds have no employees. The Fund is organized as a trust, and does not own subsidiaries or have a parent company. The management of the Fund’s investments and other operations of the Fund are carried out by various service providers that provide related services to the Fund and to you. These providers include, among others, the investment adviser, the transfer agent, the custodian and the administrator.

In the event of the creation of an additional series and in order to serve you, the Berkshire Funds will share Customer Information among the Funds. For example, we may provide a statement that consolidates information about your holdings in each Fund onto one statement. This statement may help to facilitate your understanding of your investment in the Berkshire Funds. In addition, if you invest in a new Berkshire Fund, our consolidation of information about you may help to ensure that you do not usually need to furnish account information more than once. By sharing information about your accounts and relationships among our family of service providers, we can save you time and money and make it easier for you to do business with us.

SHARING INFORMATION WITH COMPANIES THAT WORK FOR US

We may share various types of Customer Information with service providers that provide the Fund or you with products and services that the Fund or you have requested or already receive from us. We share only the information needed to provide those products and services and to provide a good customer experience. These service providers may include financial service providers such as the investment adviser, the custodian, the transfer agent, the administrator, and non-financial companies such as data processing companies. These service providers may assist us, for example, in fulfilling your service request, processing your transaction, maintaining company records, or helping us mail account statements and trade confirmations. In addition, we may share various types of Customer Information with companies that provide marketing and other services. All of these companies act on our behalf, and are obligated by contract or otherwise to keep the information that we provide to them confidential, and to use the information only to provide the services we’ve asked them to perform for you and us.

DISCLOSING INFORMATION IN OTHER SITUATIONS

We may also disclose various types of Customer Information to non-affiliated third parties when permitted or required by law. This may include, for example, a disclosure in connection with a subpoena or similar legal process, an investigation, or an audit or examination. We may also share any of the types of Customer Information outside our family of service providers if we have your consent.

MAKING SURE INFORMATION IS ACCURATE

Keeping the information about your account accurate and up-to-date is very important. We provide you with access to account information through various means such as account statements. If you ever find that your account information is incomplete, inaccurate or not current, or if you have any other questions, please contact us by any of the means listed below. We will try to investigate your inquiry or complaint and to update or correct any erroneous information as quickly as possible.

KEEPING UP-TO-DATE WITH OUR PRIVACY POLICY

The Berkshire Funds will provide notice of our privacy policy annually, as long as you maintain an ongoing relationship with us. This policy notice and the Fund’s privacy policy may change from time to time, but you can always review our current privacy notice on our website at www.berkshirefunds.com or contact us for a copy of the privacy policy by calling 1.877.526.0707.

Our privacy policy applies only to individual Berkshire Funds investors who have a direct relationship with us. If you own Berkshire Funds in the name of a third party broker-dealer, bank, investment adviser or other financial services provider, that third party’s privacy policy may apply to you and our privacy notice and privacy policy may not.

You may contact us by any of the following means:

By telephone: 1.877.526.0707

By mail:
The Berkshire Funds
c/o Mutual Shareholder Services, LLC
8000 Town Center Drive
Suite 400
Broadview Heights, OH 44147

The Berkshire Funds Privacy Notice is not part of the Prospectus.

THE BERKSHIRE FUNDS

BERKSHIRE FOCUS FUND

  INVESTMENT ADVISER
  Berkshire Capital Holdings, Inc.

  ADMINISTRATOR
  Premier Fund Solutions, Inc.

  COUNSEL
  Thompson Hine LLP

  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  Cohen & Company, Ltd.

  TRANSFER AND DIVIDEND DISBURSING AGENT
  Mutual Shareholder Services, LLC

  DISTRIBUTOR
  Arbor Court Capital, LLC

  CUSTODIAN
  Huntington National Bank

WHERE TO GO FOR MORE INFORMATION

You will find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional and more detailed information about the Fund, and is considered to be a part of this Prospectus.

THERE ARE THREE WAYS TO GET A COPY OF THESE DOCUMENTS

Obtain a copy online at www.berkshirefunds.com, or call or write us to request a copy through the contact information provided below, and it will be sent without charge:

1. Obtain a copy online at www.berkshirefunds.com, or call or write us to request a copy through the contact information provided below, and it will be sent without charge:

The Berkshire Funds
c/o Mutual Shareholder Services, LLC
8000 Town Center Drive
Suite 400
Broadview Heights, OH 44147
1.877.526.0707

www.berkshirefunds.com

2. Submit an email request to the SEC at the following email address and ask them to mail you a copy: publicinfo@sec.gov.
The SEC charges a fee for this service.

3. Go to the SEC’s website (www.sec.gov) and download a free text-
only version from the EDGAR Database on the website. The Trust’s
SEC Investment Company Act file number is 811– 08043.

You can obtain these documents or request other information, and discuss your questions about the Fund, by contacting the Fund at:

The Berkshire Funds
c/o Mutual Shareholder Services, LLC
8000 Town Center Drive
Suite 400
Broadview Heights, OH 44147
1.877.526.0707

This page intentionally left blank.

The Berkshire Funds 228 Hamilton Avenue 3rd Floor Palo Alto, CA 94301 1.877.526.0707

The Trust’s Investment Company Act File No. is 811–08043

Not part of the Prospectus

THE BERKSHIRE FUNDS

PART B

THE BERKSHIRE FUNDS
Berkshire Focus Fund (BFOCX)

228 Hamilton Avenue
3rd Floor
Palo Alto, California 94301
(877) 526-0707

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2024

This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the Prospectus for the Berkshire Focus Fund dated May 1, 2024, (the "Prospectus"). A copy of the Prospectus can be obtained by writing to The Berkshire Funds, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, by calling The Berkshire Funds toll-free at 1-877-526-0707 or on the Fund’s website at berkshirefunds.com.

The Fund's Annual Report to Shareholders, as filed with the Securities and Exchange Commission on March 5, 2024, has been incorporated by reference into this SAI. The annual report is available, without charge and upon request by writing or calling the Fund at the address or phone number referenced above.

TABLE OF CONTENTS

THE FUND	1
CAPITAL STRUCTURE	1
CONCENTRATION AND NON-DIVERSIFICATION POLICY	1
TAX STATUS	1
INVESTMENT RESTRICTIONS	3
OTHER INVESTMENTS	5
INVESTMENT ADVISER	9
INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS	9
PORTFOLIO MANAGER	11
MANAGEMENT OF THE FUND	11
TRUSTEES AND OFFICERS	12
COMMITTEES	15
BOARD INTEREST IN THE FUND	15
COMPENSATION	15
CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS	16
REDEMPTION OF SHARES	16
PURCHASES AND SALES THROUGH BROKER DEALERS	16
PERFORMANCE INFORMATION	17
NET ASSET VALUE	17
PORTFOLIO TRANSACTIONS AND BROKERAGE	18
CUSTODIAN	19
FUND SERVICES	19
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
DISTRIBUTOR	20
CODE OF ETHICS	20
ANTI-MONEY LAUNDERING PROGRAM	20
PROXY VOTING PROCEDURES	20
DISCLOSURE OF CURRENT PORTFOLIO HOLDINGS	21
FINANCIAL STATEMENTS	23

                                             - i -

THE FUND

The Berkshire Focus Fund (until February 9, 1999, known as Berkshire Capital Growth & Value Fund) (the "Fund"), is an open-end, non-diversified series of The Berkshire Funds (until February 9, 1999, known as the Berkshire Capital Investment Trust) (the "Trust"). The Trust was organized on November 25, 1996 as a Delaware business trust and is authorized to issue an indefinite number of shares of beneficial interest, no par value. The Berkshire Focus Fund was organized on November 25, 1996. The Board of Trustees (“Board”) of the Trust is responsible for managing the business affairs of the Fund.

CAPITAL STRUCTURE

At present the Fund is the only series authorized by the Trust. The Board of Trustees may authorize the creation of additional series without shareholder approval.

All shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All shares have equal voting rights and can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

Each shareholder has one vote for each share held irrespective of the relative net asset value of the shares. Each share has equal dividend, distribution and liquidation rights. The voting rights of the shareholders are non-cumulative, so that holders of more than 50% of the shares can elect all trustees being elected.

CONCENTRATION AND NON-DIVERSIFICATION POLICY

CONCENTRATION: The Fund will concentrate its investments in the equity securities of companies in the electronic technology industry. Concentration requires a Fund to invest 25% or more of the value of its total assets in securities of issuers in a particular industry. Companies in the technology industry shall include businesses which are principally engaged in the development, production or distribution of products or services related to the following business segments: computer hardware and software; peripherals; mass storage devices; semiconductors; and telecommunications equipment. In some future period or periods, due to adverse economic conditions in the technology industry, the Fund may temporarily have less than 25% of the value of its assets invested in that industry. As a result of such concentration in the electronic technology industry, the Fund's shares may fluctuate more widely than the value of shares of a portfolio which invests in a broader range of industries.

NON-DIVERSIFICATION: The Fund is classified as being non-diversified which means that it has the ability to take larger positions in a smaller number of securities than a diversified fund. The Fund, therefore, may be more susceptible to risk of loss than a more widely diversified fund as a result of a single economic, political, or regulatory occurrence. The policy of the Fund is one of selective investments rather than broad diversification. The Fund seeks only enough diversification for adequate representation among what it considers to be the best performing securities and to maintain its federal non-taxable status under Subchapter M of the Internal Revenue Code.

TAX STATUS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors

1

with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income derived from an interest in a qualified publicly traded partnerships, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), two or more issuers controlled by the Fund that are determined to be engaged in the same business, or similar or related businesses or of one or more qualified publicly traded partnerships.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) and tax-exempt interest for the taxable year is distributed. The Fund seeks to distribute all or substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to seek to make distributions in accordance with the calendar year distribution requirement whenever reasonably feasible.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by that Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

DISTRIBUTIONS: Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or additional Fund shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, are taxable to shareholders at the applicable long-term capital gains rate, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund’s shares, and they are not eligible for the dividends received deduction. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received. For taxable years beginning after December 31, 2012, the maximum in-

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dividual rate applicable to “qualified dividend income” and long-term capital gains is in the range of 15% to 20%, depending on whether the individual’s income exceeds certain threshold amounts, plus the Medicare tax discussed below, as applicable. These rates do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long -term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the preferential rate for dividends. Distributions resulting from the Fund’s investments in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S. and corporations eligible for the benefits of a comprehensive income tax treaty with the U.S. which satisfy certain other requirements. Passive foreign investment companies are not treated as “qualified foreign corporations.” Foreign tax credits associated with dividends from “qualified foreign corporations” will be limited to reflect the reduced U.S. tax on those dividends.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them. This is known as “buying a dividend.” For taxable years beginning after December 31, 2012, an additional 3.8% Medi-care tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

As of January 1, 2012, federal law requires that mutual fund companies must maintain and report a shareholder’s cost basis by tax lot, gain/loss information, and holding period of “covered” security sales to the Internal Revenue Service (“IRS”) on Form 1099. Covered securities, that are mutual fund shares, are shares acquired on or after January 1, 2012. A fund is not responsible for maintaining and reporting share information if such shares are not deemed “covered”.

The new tax regulations require that the Fund elect a default tax identification methodology in order to perform the required reporting. As a result, the Fund has chosen the “Average Cost Basis” method as the default tax lot identification method for its shareholders. This is the method the Fund will use to determine which specific shares are deemed to be sold when a shareholder’s entire position is not sold in a single transaction and is the method in which “covered” share sales will be reported on a shareholder’s Form 1099.

However, at the time of purchase or upon the sale of “covered” shares, shareholders may choose a different tax lot identification method. Shareholders should consult a tax advisor with regard to their personal circumstances as the Fund and its service providers do not provide tax advice.

INVESTMENT RESTRICTIONS

The Berkshire Focus Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of

3

(i) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities. (b) Borrow money or purchase securities on margin except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities.

(c) Sell securities short.

(d) Invest in securities of other investment companies except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders or by purchases with no more than 10% of the Fund's assets in the open market involving only customary broker's commissions.

(e) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.

(f) Make loans. The purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.

(g) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.

(h) Invest in companies for the purpose of acquiring control.

(i) Purchase or retain securities of any issuer if those officers, directors or trustees of the Fund or its Investment Adviser individually owns more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.

(j) Pledge, mortgage or hypothecate any of its assets.

(k) Invest in securities which may be subject to registration under the Securities Act of 1933 prior to sale to the public or which are not at the time of purchase readily saleable.

(l) Invest more than 10% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.

(m) Issue senior securities.

(n) Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that more than 25% of the value of the Fund's total assets shall be invested in securities of companies in the electronic technology industry. With respect to fundamental restriction (n) above, companies in the electronic technology industry are defined as those companies where a majority of the revenue is derived from, or a majority of the companies assets are invested

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in, the development, production or distribution of products or services related to the following business segments: Computers, Computer Peripherals, Semiconductors, Software, Telecommunications and Mass Storage Devices.

OTHER INVESTMENTS

In connection with its investment objective and policies, the Fund (except as otherwise indicated) may invest in the following types of securities which can involve certain risks: EQUITY SECURITIES: The Fund may invest in equity securities such as common stock, preferred stock, convertible securities, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

Equity securities also include exchange traded funds (“ETFs”). Many ETFs are designed to track the performance of an index or other benchmark measurement that, in turn, tracks the performance of the markets generally, specific market segments or sectors within the markets. To the extent the Fund invests in a product that tracks a market segment or sector, the Fund is subject to the risks associated with that market segment or sector. When the Fund invests in ETFs or other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company.

Many ETFs are organized as investment companies under the Investment Company Act of 1940, as amended. Investments in the securities of other investment companies, including investments in ETFs and closed-end funds, may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, the Fund's shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations. Section 12(d)(1)(A) of the 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other investment companies if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. These limitations are subject to certain statutory and regulatory exemptions including Rule 12d1-4 under the 1940 Act, which permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, Rule 12d1-4 prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, Rule 12d1-4 imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10 percent of the value of the total assets of the fund, subject to certain exceptions. These restrictions may limit the Fund’s ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit the Fund’s flexibility with respect to making investments in those unaffiliated investment companies. The Fund has adopted policies and procedures designed to comply with the requirements of

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Rule 12d1-4 and the Fund intends to follow such policies and procedures when investing in other investment companies.

U.S. GOVERNMENT OBLIGATIONS: The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such securities will typically include, without limitation, U.S. Treasury securities such as Treasury Bills, Treasury Notes or Treasury Bonds that differ in their interest rates, maturities and times of issuance. U.S. Government obligations may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. Government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association ("FNMA") are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. Government.

WARRANTS: The Fund may purchase warrants, valued at the lower of cost or market, but only to the extent that such purchase does not exceed 5% of the Fund's net assets at the time of purchase. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.

FOREIGN INVESTMENTS: The Fund may invest without limitation in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate or counter these potential events and their impacts on the Fund's share price.

American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for

6

use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies.

OPTION TRANSACTIONS: The Fund may engage in option transactions involving individual securities and market indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market.

The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline.

When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

FIXED INCOME SECURITIES: Fixed income securities include corporate debt securities, U.S. Government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

REPURCHASE AGREEMENTS: A repurchase agreement is a short term investment in which the purchaser acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the

7

banks and securities dealers with which the Fund engages in repurchase transactions, and the Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

Illiquid Investments. In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund may invest up to 15% of its net assets in “illiquid investments.” For these purposes, “illiquid investments” are investments that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Fund must classify each portfolio investment at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to the Liquidity Rule. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, the Fund determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund takes this determination into account when classifying the liquidity of that investment. The Fund may be assisted in classification determinations by one or more third-party service providers. Investments classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.

Derivatives Transactions. Rule 18f-4 under the 1940 Act governs the Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivatives Transactions” include the following: (i) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (iv) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to (i) appoint a Derivatives Risk Manager, (ii) maintain a Derivatives Risk Management Program designed to identify, assess, and reasonably manage the risks associated with Derivatives Transactions; (iii) comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level); and (iv) comply with certain Board reporting and recordkeeping requirements.

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Rule 18f-4 provides an exception from the requirements to appoint a Derivatives Risk Manager, adopt a Derivatives Risk Management Program, comply with certain VaR-based leverage limits, and comply with certain Board oversight and reporting requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Pursuant to Rule 18f-4, if the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund will (i) aggregate the amount of indebtedness associated with all of its reverse repurchase agreements or similar financing transactions with the amount of any other “senior securities” representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions.

The requirements of Rule 18f-4 may limit the Fund’s ability to engage in Derivatives Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS: The Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Fund's Custodian, cash or U.S. Government securities in an amount sufficient to meet the purchase price. The Fund will not invest more than 25% of its total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in the Fund's share price and yield. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

INVESTMENT ADVISER

The Fund retains Berkshire Capital Holdings, Inc. ("Berkshire Capital"), 228 Hamilton Avenue, 3rd Floor, Palo Alto, California 94301, as its investment adviser (the "Adviser"). The Adviser is a California corporation founded in February 1993. The company is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The corporation is controlled by Malcolm R. Fobes III.

Mr. Fobes has had the direct responsibility for the overall strategic management of the Fund's portfolio and its administration since the Fund's inception. Mr. Fobes founded Berkshire Capital in 1993, has served as Chairman of the Board and Chief Executive Officer since the company's inception, and has been responsible for the direction of the company's investments in both private and publicly-held concerns. Mr. Fobes has a B.S. degree in Finance and a minor in Economics from San Jose State University in California. Mr. Fobes has served exclusively in the capacity of Chairman and Chief Executive Officer of the Adviser from November 1994 to present. Mr. Fobes also serves as Chairman of the Board of Trustees of the Fund.

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

The Trust has an investment advisory contract ("Advisory Agreement") and an administration contract (the "Administration Agreement") with Berkshire Capital for the Fund.

Under the Advisory Agreement, Berkshire Capital will determine what securities will be purchased, retained or sold by the Fund on the basis of a continuous review of its portfolio. Mr. Fobes will have the direct responsibility of

9

managing the composition of the Fund's portfolio in accordance with the Fund's investment objective. Pursuant to its contract with the Fund, the Adviser must, among other requirements, (i) render research, statistical and advisory services to the Fund, (ii) make specific recommendations based on the Fund's investment requirements, and (iii) pay salaries of the Fund's employees who may be officers, directors or employees of the Adviser. The Adviser has paid the initial organizational costs of the Fund.

The Adviser is paid a fee of 1.50% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. The Adviser may, at its discretion, forego sufficient fees which would have the effect of lowering the Fund's expense ratio and increasing the yield to shareholders. For the fiscal years ended December 31, 2021, 2022 and 2023, the Adviser received $12,863,466, $5,165,687 and $3,251,277, respectively, from the Berkshire Focus Fund for investment advisory fees.

The Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Adviser, most recently approved the Advisory Agreement for the Fund for an additional one-year period at an in person meeting held on December 16, 2023. By its terms, the Advisory Agreement remains in force from year to year, subject to annual approval by (a) the Board or (b) a vote of the majority of the Fund's outstanding voting securities, provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by a vote of the majority of the Board, by a vote of the majority of the Fund's outstanding voting securities, or by the Investment Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

In determining whether to approve the continuance of the Advisory Agreement, the Board of Trustees considered information about the Adviser, the performance of the Fund and certain additional factors that the Board deemed relevant. A discussion regarding the basis of the Board’s approval of the Advisory Agreement is available in the Fund's annual report to shareholders for the period ended December 31, 2023.

Under the Administration Agreement, Berkshire Capital renders all administrative and supervisory services to the Fund. Berkshire Capital oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. Berkshire Capital also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required pursuant to Rule 31a-1 promulgated under the 1940 Act. Berkshire Capital is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations. Berkshire Capital has delegated some of its administrative and other responsibilities to Premier Fund Solutions, Inc. ("PFS") and is responsible for paying all fees and expenses of PFS.

Under the Administration Agreement, Berkshire Capital assumes and pays all ordinary expenses of the Fund not assumed by the Fund. The Fund pays all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary or non-recurring expenses. The Fund may also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the Act (none are authorized at present). Pursuant to the Administration Agreement, Berkshire Capital receives a fee which is paid monthly at an annual rate of 0.50% of the Fund's average daily net assets up to $50 million, 0.45% of such assets from $50 million to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of

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$1 billion. For the fiscal years ended December 31, 2021, 2022 and 2023, the Adviser received $3,374,292, $1,496,238 and $991,268, respectively, from the Berkshire Focus Fund for administrative fees.

The Adviser may act as an investment adviser and administrator to other persons, firms or corporations (including investment companies), and may have numerous advisory clients besides the Fund.

PORTFOLIO MANAGER

Mr. Fobes acts as the Portfolio Manager for the Fund. Mr. Fobes may also manage separate accounts for other registered investment companies. The following provides information regarding the other accounts managed by Mr. Fobes as of December 31, 2023:

			NUMBER OF ACCOUNTS	ASSETS IN ACCOUNTS
	TOTAL NUMBER	TOTAL ASSETS	FOR WHICH ADVISORY	FOR WHICH ADVISORY
CATEGORY	OF ACCOUNTS	IN ACCOUNTS	FEE IS BASED ON	FEE IS BASED ON
OF ACCOUNT	MANAGED	MANAGED	PERFORMANCE	PERFORMANCE

Other Registered
Investment Companies	0	$0	0	$0

Other Pooled
Investment Vehicles	0	$0	0	$0

Other Accounts	0	$0	0	$0

Although Berkshire Capital may subadvise other registered investment companies which may own one or more securities that are owned by the Fund, the Adviser does not believe there will be any material conflicts of interest that may arise because of the implementation of related policies and procedures of the Fund and Berkshire Capital. These include, among other things, the Fund's policies and procedures addressing market timing, the Fund's Code of Ethics, the Fund's disclosure of portfolio holdings and Berkshire Capital's insider trading policies and procedures.

Mr. Fobes' compensation as the Fund's Portfolio Manager is not a fixed salary. Mr. Fobes' salary is not based on Fund performance. There are no bonuses, deferred compensation or retirement plans associated with his service to the Fund. However, because Mr. Fobes is the majority shareholder of the Adviser, his salary is based upon the Adviser's profitability. In addition, Mr. Fobes participates directly in all profits and losses of the Adviser, including the advisory fees paid by the Fund.

As of the date of this Statement of Additional Information, Mr. Fobes beneficially owned shares of the Fund as follows:

DOLLAR RANGE
EQUITY SECURITIES
NAME OF	IN THE BERKSHIRE
PORTFOLIO MANAGER	FOCUS FUND

Malcolm R. Fobes III	Over $1,000,000

MANAGEMENT OF THE FUND

The business of the Fund is managed under the direction of its Board of Trustees in accordance with Section 3.2 of the Declaration of Trust of The Berkshire Funds, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to Section 2.6 of the Declaration of Trust, the trustees shall elect officers including a president, secretary and treasurer. The Board retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses which, in the opinion of the Board, are necessary or incidental to carry out any of the Fund's purposes. The trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

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TRUSTEES AND OFFICERS

The Board supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. The Trustees who are "interested persons" of the Trust, as defined in the Investment Company Act of 1940, are indicated by an asterisk. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

The Board is currently composed of four Trustees, including three Trustees who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (an "Independent Trustee"). In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board has established an Audit Committee comprised entirely of Trustees who are Independent Trustees. The Audit Committee is generally responsible for (i) overseeing and monitoring the Trust's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed;(iv) reviewing the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitoring the auditor's independence.

The Chairman of the Board is Malcolm R. Fobes III, who is an "interested person" of the Trust, within the meaning of the 1940 Act. The Trust does not have a "lead" independent trustee. The use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary of oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust's auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the Trust and its shareholder base, the Trustees have determined that an interested Chairman balanced by an independent Audit Committee is the appropriate leadership structure for the Board.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund's risks directly and through its officers. While day-to-day risk management responsibilities rest with the Fund's Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust's valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund's investment adviser, administrator, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust's independent registered public accounting firm regarding the Fund's financial condition and the Trust's internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust's compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

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Each Trustee was nominated to serve on the Board based on their particular experiences, qualifications, attributes and skills. The characteristics that have led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the Trust are discussed below: Malcolm R. Fobes III: Mr. Fobes has served as Chairman of the Board of Trustees since the Trust's inception in 1996. Mr. Fobes has also served as a securities analyst and a portfolio manager for the Advisor since 1997. In addition to the Trust, Mr. Fobes also serves as an Independent Director and Chairman of the Audit Committee for United States Commodity Funds, LLC. He has been listed with the CFTC as a Principal of United States Commodity Funds since November 2005. Through his experience as Chairman of the Trust, as an Independent Director and Chairman of the Audit Committee, and his employment experience, the Board believes that Mr. Fobes is experienced with financial, accounting, regulatory and investment matters.

Andrew W. Broer: Mr. Broer has served as a Trustee of the Trust since 1998. Mr. Broer has also served as Global Data Center Manager and Member of Technical Staff for Cisco Systems, Inc., from 1996 to 2013. From 2013 to 2014, Mr. Broer was Senior Manager of Data Center Operations for Box, Inc. From 2014 to present, Mr. Broer has been Manager of Data Center Tools and Monitoring for Apple, Inc. Through his experience as a Trustee of the Trust and his employment experience, the Board believes that Mr. Broer is experienced with financial, accounting, regulatory and investment matters.

Peter M. Robinson: Mr. Robinson has served as a Trustee since August 21, 2020. Mr. Robinson possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust. He has been an Independent Director of United States Commodity Funds, LLC (a commodity pool operator and general partner to exchange-traded commodity funds) since September 2005. He has also been a Fellow since 1993 with the Hoover Institution. He authored three books and has been published in the New York Times, Red Herring, and Forbes ASAP and is the editor of Can Congress Be Fixed?: Five Essays on Congressional Reform (Hoover Institution Press, 1995). Mr. Robinson has been listed as a principal of United States Commodity Funds, LLC with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA) since December 2005. He earned an MBA from the Stanford University Graduate School of Business, graduated from Oxford University in 1982 after studying politics, philosophy, and economics and graduated summa cum laude from Dartmouth College in 1979. The Board believes Mr. Robinson's experience and expertise as a director, author and analyst, including his expertise in regulatory issues, adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

David A. White: Mr. White has served as a Trustee since August 21, 2020. Mr. White possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust. He has been Executive Director, Internal Audit/Risk Management of Gilead Sciences, Inc., since June 2020. In this position he is responsible for internal audit, compliance and risk management functions. He was Executive Director, North America Controller of Gilead Sciences, Inc., from August 2016 to May 2020. In this position, he was responsible for North America controllership functions including financial shared services (record to report, accounts receivable, fixed assets, payroll, and accounts payable), accounting (revenue accounting and royalties/collaborations) and business process functions (global process leadership, project management office). Previously, he served in various financial roles for Yahoo! Inc. over a number of years, culminating in VP & Assistant Controller, Operations, April 2014 to August 2016. Mr. White is also a certified public accountant (CPA), holds an MBA from the University of California – Los Angeles, and holds a Bachelor of Science degree from Santa Clara University. The Board believes Mr. White's experience and expertise as an accountant, auditor, and financial analyst, including his expertise in public company financial regulatory issues, adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

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The trustees and officers, together with their addresses, age, principal occupations during the past five years are as follows:

				NUMBER OF	OTHER
				PORTFOLIOS	DIRECTORSHIPS
		TERM OF	PRINCIPAL	IN FUND	HELD BY
	POSITION(S)	OFFICE AND	OCCUPATION(S)	COMPLEX	TRUSTEE
NAME, ADDRESS AND YEAR	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	DURING PAST
OF BIRTH	THE TRUST	TIME SERVED	FIVE YEARS	BY TRUSTEE	FIVE YEARS

INTERESTED TRUSTEES AND OFFICERS

Malcolm R. Fobes III*	Trustee,	Indefinite;	Chairman & CEO;	1	Independent
475 Milan Drive	President,	Since 1996	Berkshire Capital		Director; United
Suite #103	Treasurer,		Holdings, Inc.		States Commodity
San Jose, CA 95134	Secretary,		(1993-Present)		Funds, LLC
Year of Birth: 1964	Chief Investment
Officer and Chief
Financial Officer

Lesley A.Buck	Chief	Indefinite;	Assistant Manager	N/A	N/A
475 Milan Drive	Compliance	Since 2023	Client Services
Suite #103	Officer		Pennsylvania Capital
San Jose, CA 95134			Management 2021
Year of Birth: 1966			Present; Chief
Compliance Officer
Matthew 25 Fund,
Matthew 25 Management
Corp., 2003 to Present
Manager, Tax Research,
Vertex, Inc.,
2010 to 2021

* Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company
Act of 1940 by virtue of their affiliation with the Adviser.

INDEPENDENT TRUSTEES

Andrew W. Broer	Independent	Indefinite;	Manager,	1	None
475 Milan Drive	Trustee	Since 1998	Data Center Tools
Suite #103			and Monitoring,
San Jose, CA 95134			Apple, Inc.
Year of Birth: 1965			(2014-present)

Peter M. Robinson	Independent	Indefinite;	Murdoch Distinguished 1		Independent
475 Milan Drive	Trustee	Since 2020	Policy Fellow at the		Director; United
Suite #103			Hoover Institution		States Commodity
San Jose, CA 95134			and editor of Hoover’s		Funds, LLC
Year of Birth: 1957			Quarterly journal, the
Hoover Digest, 1993 to
present.

David A. White	Independent	Indefinite;	Executive Director, 1		None
475 Milan Drive	Trustee	Since 2020	Internal Audit/Risk
Suite #103			Management, Gilead
San Jose, CA 95134			Sciences, Inc., June
Year of Birth: 1967			to present; Executive
Director, North
America Controller,
Gilead Sciences, Inc.,
Nov. 2018 to May 2020;
Senior Director,
North America
Controller Aug. 2016
to Nov. 2018

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COMMITTEES

The Board may establish various committees to facilitate the timely and efficient consideration of matters of importance to Independent Trustees, the Trust, and the Trust's shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has one standing committee, an Audit Committee.

The Audit Committee is composed of both the Independent Trustees. The Audit Committee meets once a year, or more often as required, in conjunction with meetings of the Board. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee recommends to the full Board of Trustees the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed. It reviews the qualifications of the auditor's key personnel involved in the foregoing activities and monitors the auditor's independence. During the fiscal year ended December 31, 2023, the Audit Committee held three meetings.

BOARD INTEREST IN THE FUND

As of December 31, 2023, the Trustees owned the following amounts in the Fund:

AGGREGATE DOLLAR RANGE
	DOLLAR RANGE OF	OF EQUITY SECURITIES IN
	EQUITY SECURITIES	ALL REGISTERED INVESTMENT
	IN THE BERKSHIRE	COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE	FOCUS FUND	IN FAMILY OF INVESTMENT COMPANIES

Malcolm R. Fobes III*	over $100,000	over $100,000
Andrew W. Broer	over $100,000	over $100,000
Peter M. Robinson	None	None
David A. White	$10,001 - $50,000	$10,001 - $50,000

* Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Adviser.

COMPENSATION

Trustee fees are paid by the Adviser pursuant to its Administration Agreement with the Trust. Officers and Trustees of the Fund who are deemed "interested persons" of the Trust receive no compensation from the Adviser. The compensation paid to the Trustees for the year ended December 31, 2023 is set forth in the following table:

		PENSION OR
	AGGREGATE	RETIREMENT BENEFITS	ESTIMATED ANNUAL
	COMPENSATION	ACCRUED AS PART OF	BENEFITS UPON	TOTAL COMPENSATION
NAME AND POSITION	FROM THE FUND	FUND EXPENSES	RETIREMENT	FROM FUND

Malcolm R. Fobes III	$0	$0	$0	$0
Trustee, President,
Treasurer, Secretary,
Chief Investment Officer and
Chief Financial Officer

Andrew W. Broer	$30,000*	$0	$0	$30,000*
Independent Trustee,

Peter M. Robinson	$22,500*	$0	$0	$22.500*
Independent Trustee,

David A. White	$30,000*	$0	$0	$30,000*
Independent Trustee,

*These amounts represent payment by the Adviser to each Independent Trustee for the fiscal year ended December 31, 2023.

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CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. As of April 8, 2024, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

NAME AND	PERCENT	TYPE OF
ADDRESS	OWNERSHIP	OWNERSHIP

National Financial Services Corp.	53.62%	Record
FBOC
One World Financial Center
200 Liberty Street, 5th Floor
New York, New York 10281-1003

Charles Schwab & Co., Inc.	24.26%	Record
For Benefit of Test Account
211 Main Street
San Francisco, CA 94105

Based on the foregoing, National Financial Services Corp. could be deemed to own a controlling interest in the Berkshire Focus Fund (i.e., more than 25% of the Fund's outstanding shares). Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund. As of April 8, 2024, all Trustees and Officers of the Trust, as a group, owned 4.29% of the Fund's outstanding shares.

REDEMPTION OF SHARES

The Fund has made an election under Rule 18f-1 whereby the Fund may pay for shares redeemed in part through a distribution of portfolio securities. Pursuant to Rule 18f-1, the Fund must pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net value of the Fund at the beginning of such period. Any such distributions will be taxable to the shareholder.

The Fund may redeem its shares if the Board determines that failure to do so may have materially adverse consequences to Fund shareholders, such as in a situation where Fund expenses on a per share basis are deemed to be excessive.

The Fund may redeem its shares if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult your tax advisor.

PURCHASES AND SALES THROUGH BROKER DEALERS

Shares of the Fund may be purchased through broker dealers and other intermediaries. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, received the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

PERFORMANCE INFORMATION

The Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the

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entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns. Average annual return is based on historical earnings and is not intended to indicate future performance. Under regulations adopted by the Securities and Exchange Commission, the Fund's average annual total return quotations included in the prospectus are calculated according to the formula below. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of the time period.

AVERAGE ANNUAL TOTAL RETURN

                         P(1+T)^n = ERV
Where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years (1, 5, or 10)
ERV = ending redeemable value of a hypothetical $1,000
payment made at the beginning of the 1-, 5-, or 10-
year period, at the end of such period (or
fractional portion thereof).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS)

The average annual total return (after taxes on distributions and sale of Fund shares) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula: P(1+T)^n = ATV(DR) Where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return (after taxes on distributions); "n" equals the number of years; and "ATV(DR)" equals ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions and redemptions.

NET ASSET VALUE

The net asset value per share of the Fund is calculated for the shares by adding the value of all fund securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund. Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, and any funds or payments derived from any reinvestment of such proceeds.

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Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the New York Stock Exchange, normally, 4:00 p.m. Eastern time, on each day the Exchange is open for trading and the Federal Reserve Bank's Fedline System is open. Currently, the Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas Day The Board has designated the Adviser as “valuation designee.” The Board maintains responsibility for fair value determinations under Rule 2a-5 of the 1940 Act, and oversees the valuation designee.

An example of how the Fund calculated the net asset value per share as of December 31, 2023 is as follows:

Net Assets
----------------------------	=	Net Asset Value per share
Shares Outstanding

$220,216,989
---------------------------	=	$19.00
11,588,126

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of the Trust, the

Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The portfolio turnover rate for the Fund is calculated by dividing the lesser of amounts of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Fund may engage in short-term trading to achieve their respective investment objectives. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to the Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance. The portfolio turnover rates for the Berkshire Focus Fund for the three years ended December 31, 2021, 2022 and 2023 were 1,424.8%, 1,534.6% and 1,613.9%, respectively. The primary reason for the variation in portfolio turnover is that the rates reflect the Adviser's trading strategy in response to volatile market conditions and the Adviser's efforts to reduce the risk in the portfolio by trading more actively.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

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Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Advisory Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices. For the fiscal years ended December 31, 2021, 2022 and 2023, the Berkshire Focus Fund paid brokerage commissions of $1,669,860, $1,236,468 and $963,745, respectively.

CUSTODIAN

The Huntington National Bank, 41 South High Street, Columbus, Ohio 43287, has been selected to act as Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities and investments, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

FUND SERVICES

Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 ("MSS") is retained by Berkshire Capital to act as the Fund's Transfer Agent. MSS will maintain the records of each shareholder's account, process purchases and redemptions of the Fund's shares and act as dividend and distribution disbursing agent. MSS calculates daily net asset value per share and maintains such books and records as are necessary to enable MSS to perform its duties. For the fiscal year ended December 31, 2021, the Adviser paid MSS $103,072 for transfer agent and accounting services. For the fiscal year ended December 31, 2022, the Adviser paid MSS $79,909 for transfer agent and accounting services. For the fiscal year ended December 31, 2023, the Adviser paid MSS $65,895 for transfer agent and accounting services.

Premier Fund Solutions, Inc., 1939 Friendship Drive, Suite C, El Cajon, CA 92020 provides the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. PFS receives a monthly fee from Berkshire Capital equal to an annual rate of 0.07% of the Fund's assets under $200 million, 0.05% of the next $500 million of the Fund's average daily net assets, and 0.03% of the average daily net assets of the Fund thereafter (subject to a minimum monthly fee of $2,500). For the fiscal year ended December 31, 2021, the Adviser paid Premier Fund Solutions, Inc. $437,090 for administrative services. For the fiscal year ended December 31, 2022, the Adviser paid Premier Fund Solutions, Inc. $211,409 for administrative services. For the fiscal year ended December 31, 2023, the Adviser paid Premier Fund Solutions, Inc. $148,259 for administrative services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin ("Cohen") has been selected as independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2024. Cohen performs an annual audit of the Fund's financial statements and provides financial,

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tax and accounting consulting services as requested.

DISTRIBUTOR

Arbor Court Capital, LLC (the “Distributor”), located at 8000 Town Centre Drive, Suite #400, Broadview Heights, Ohio, 44147, serves as the principal underwriter of the Fund’s shares. The Distributor is a broker-dealer and acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

CODE OF ETHICS

The Trust and the Adviser have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PROXY VOTING PROCEDURES

The Adviser provides a voice on behalf of shareholders of the Fund. The Adviser views the proxy voting process as an integral part of the relationship with the Fund. The Adviser is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly. Therefore, the Fund delegates its authority to vote proxies to the Adviser, subject to the supervision of the Board of Trustees. The Fund's proxy voting policies are summarized below.

POLICIES OF THE ADVISER. It is the Adviser's policy to vote all proxies received by the Fund within a reasonable amount of time of receipt. Upon receiving each proxy the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser will pay particular attention to three primary areas: (1) Accountability - Suitable procedures implemented to ensure that management of a company is accountable to its board of directors and its board accountable to shareholders; (2) Alignment of Management and Shareholder Interests - the management and board of directors share goals and mutual interest in the benefit of the company's shareholders; and, (3) Transparency -timely disclosure of important information of a company's financial performance and operations allows easy evaluation by investors.

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CONFLICTS OF INTEREST. The Adviser's duty is to vote in the best interests of the Fund's shareholders. Therefore, in situations where there is a conflict of interest between the interests of the Adviser and the interests of the Fund, the Adviser will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

MORE INFORMATION. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ending June 30, 2004) is available without charge, upon request by calling toll-free, 1-877-526-0707 or by accessing the SEC's website at www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-877-526-0707 and will be sent within three business days of receipt of a request.

DISCLOSURE OF CURRENT PORTFOLIO HOLDINGS

The Fund has adopted the following policies and procedures relating to disclosure of the Fund's current portfolio securities holdings. The policies and procedures are primarily implemented through related policies and procedures of the Fund and Berkshire Capital, including the Fund's policies and procedures addressing market timing, the Fund's code of ethics, and Berkshire Capital's insider trading policies and procedures. Taken together, these policies and procedures seek to assure that information about the Fund's current portfolio securities holdings is not misused, while allowing disclosure of such information when appropriate to the Fund's operations or generally in the interests of the Fund's shareholders, and when there are reasonable expectations that disclosure of current portfolio holdings information will not compromise the integrity or performance of the Fund. Under these policies and procedures relating to the disclosure of the Fund's current portfolio securities, a schedule of portfolio holdings of the Fund disclosing the Fund's top ten portfolio holdings in order of position size (calculated as a percentage of total net assets) are usually posted on the Fund's Website within approximately 30 days after the end of each calendar quarter. Each calendar quarter's information will remain accessible on the Fund's Website until the posting of the following quarter's schedule of holdings. You may view the Fund's schedule of portfolio holdings disclosing the top ten portfolio holdings for the most recently completed quarter online at www.berkshirefunds.com, or obtain a copy of the schedule by calling toll-free 1-877-526-0707.

The Fund or Berkshire Capital may share non-public current portfolio holdings information of the Fund's entire portfolio holdings sooner than 30 days after quarter-end with a service provider to the Fund or Berkshire Capital (including, without limitation, the Fund's custodian or administrator, pricing services, proxy voting services, rating and ranking organizations, auditors, broker-dealers (which may execute trades for the Fund), or other persons that reasonably request such information in order to fulfill their duties (including affiliated entities for compliance or risk management purposes). These service providers and other entities owe contractual, fiduciary, or other legal duties to the Fund or Berkshire Capital that foster reasonable expectations that current portfolio holdings information will not be used to trade securities improperly or otherwise be misused.

The Board of Trustees has delegated to the Fund's Chief Compliance Officer (the "CCO") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The CCO will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The portfolio holdings disclosure policy, as overseen by the CCO, provides that the Fund will periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. In addition to Berkshire Capital and its affiliates, these entities are described in the following table. The table also includes infor-

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mation as to the timing of these entities receiving the portfolio holdings information from the Fund.

TYPE OF	NAME OF
SERVICE	SERVICE	DISCLOSURE	DISCLOSURE
PROVIDER	PROVIDER	FREQUENCY	DELAY

Adviser:	Berkshire Capital Holdings, Inc.	Daily	None

Administrator:	Premier Fund Solutions, Inc.	Daily	None

Transfer Agent: Mutual Shareholder Services, LLC		Daily	None

Accountant:	Mutual Shareholder Services, LLC	Daily	None

Custodian:	Huntington National Bank	Daily	None

Broker Dealer:	INTL Fillmore Advisors, LLC	Daily	None

Independent Registered Public Accounting Firm:
Cohen & Company, Ltd.		As Needed	None

Counsel:	Thompson Hine LLP	As Needed	None

Web Site Host:	Full City Media, Inc.	Quarterly	None

Web Site Management: Electric Illustration & Design		Quarterly	None

Web Site Management: Rasteroids Design		Quarterly	None

Printer:	Issuer Direct Corp.	Semi-Annually 1 Month

Mailing Agent:	Broadridge Financial Solutions, Inc.	Semi-Annually 1 Month

Rating Agency:	Morningstar	Quarterly	3 Month

Rating Agency:	Lipper	Quarterly	3 Month

The Fund does not regard portfolio holdings information that is more than six months old as current, and such information is not subject to these policies or procedures. Neither the Fund nor Berkshire Capital knowingly enter into any arrangements in which they would receive compensation or other consideration in exchange for the disclosure of the Fund's current portfolio securities holdings.

The Board of Trustees of the Fund, in conjunction with the CCO, exercises oversight of disclosure of current portfolio holdings by reviewing and approving the related Fund and Berkshire Capital policies and procedures discussed above, receiving periodic reports and other information about any material violations of these policies and procedures, and periodically reviewing and ratifying other relevant documents such as the Prospectus and Statement of Additional Information. In the event a material issue, conflict of interest, or other exception to the Policy is identified, the CCO will address the matter and report to the Board at their next regular quarterly meeting.

Beginning March 2020, the Fund is required to file a schedule of portfolio Holdings with the SEC on Form N-PORT within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). Information contained in annual and semi-annual reports mailed to shareholders, as well as information filed with the SEC on Form N-PORT for the first and third fiscal quarters and information posted on the Fund’s website, is public information. All other information is non-public information. Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semi-annual and annual reports which are filed with the SEC within 60 days of the

22

end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are delivered to shareholders and are also available at the Fund's Website at www.berkshirefunds.com.

FINANCIAL STATEMENTS

The financial statements and independent registered public accounting firm's report required to be included in the Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2023. The Trust will provide the Annual Report without charge at written or telephone request.

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PART C

OTHER INFORMATION

Item 28. Financial Statements and Exhibits

(a) Articles of Incorporation.

(i)	Copy of Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

(ii)	Copy of August 8, 1998 Addendum to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

(iii)	Copy of August 8, 1998 Certificate of Amendment to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

(iv)	Copy of December 19, 1999 Certificate of Amendment of Certificate of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5, is hereby incorporated by reference.

(b)	By-Laws - Not Applicable.

(c)	Instruments Defining Rights of Security Holder. None (other than in the Declaration of Trust, as amended.)

(d)	Investment Advisory Agreement

(i)	Copy of Registrant's Amended and Restated Investment Advisory Agreement with Berkshire Capital Holdings, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5, is hereby incorporated by reference.

(e)	Underwriting Contract.

(i)	Copy of Registrant's Distribution Agreement with Arbor Court Capital, LLC which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 38, is hereby incorporated by reference.

(f)	Bonus or Profit Sharing Contracts - Not Applicable.

(g)	Custodial Agreement. Copy of Registrant's agreement with the Custodian, The Huntington National Bank, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

(h)	Other Material Contracts.

(i)	Copy of Registrant's Amended and Restated Administration Agreement with Berkshire Capital Holdings, Inc. for the Berkshire Focus Fund, which was filed as an Exhibit to Registrant's Post Effective Amendment No. 7, is hereby incorporated by reference.

(ii)	Copy of Registrant's Transfer Agent Servicing Agreement with Mutual Shareholder Services, LLC, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 10, is hereby incorporated by reference.

(iii)	Copy of Registrant's Fund Accounting Servicing Agreement with Mutual Shareholder Services, LLC, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 10, is hereby incorporated by reference.

(iv)	Copy of Registrant's Administration Servicing Agreement with Premier Fund Solutions, Inc. which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 32, is hereby incorporated by reference.

(i)	Legal Opinions. Legal Opinion of John F. Splain, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5, is hereby incorporated by reference.

(j)	Other Opinions.

(i)	Consent of Cohen & Company, Ltd. is filed herewith as Exhibit EX-99.28(j).

(k)	Omitted Financial Statements - Not Applicable.

(l)	Initial Capital Agreements. Subscription Agreements of the Berkshire Capital Growth & Value Fund, which were filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, are hereby incorporated by reference.

(m)	Rule 12b-1 Plan - Not Applicable.

(n)	Rule 18f-3 Plan - Not Applicable.

(o)	Reserved.

(p)	Code of Ethics.

(i)	Copy of Registrant's Code of Ethics which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

(ii)	Copy of Berkshire Capital Holdings, Inc.'s Code of Ethics which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

(q)	Power of Attorney. Powers of Attorney for the Trustees of the Trust, which were filed as part of Registrant's Post-Effective Amendment Nos. 1 and 2, are hereby incorporated by reference.

Item 29. Control Persons.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

Under section 3817(a) of the Delaware Business Trust Act, a Delaware business trust has the power to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. Reference is made to sections 5.1 and 5.2 of the Declaration of Trust of The Berkshire Funds (the "Trust") (which was filed as an exhibit to the Trust's Pre-Effective Amendment No. 1) pursuant to which no trustee, officer, employee or agent of the Trust shall be subject to any personal liability, when acting in his or her individual capacity, except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust shall indemnify each of its trustees, officers, employees and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any actions, suits or other proceedings by reason of his or her being or having been a trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in or with bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its Advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing, the Trust has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and therefore may be unenforceable. In the event that a claim for indemnification (except insofar as it provides for the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Trust by such trustee, officer or controlling person and the Securities and Exchange Commission is still in the same opinion, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue. Indemnification provisions exist in the Investment Advisory and Administration Agreements under the headings "Limitation of Liability" which are identical to those in the Declaration of Trust noted above.

Item 31. Business and Other Connections of the Investment Adviser.

With respect to the Adviser, the response to this item will be incorporated by reference to the Adviser's Uniform Application for Investment Adviser Registration ("Form ADV") on file with the Securities and Exchange Commission ("SEC") for Berkshire Capital Holdings Inc. (No. 801-53149). The Adviser's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter

(a)	Arbor Court Capital, LLC (“ACC”), is the principal underwriter for all series of The Berkshire Funds. ACC also acts as principal underwriter for the following:

Ancora Trust, Archer Investments Series Trust, Clark Fork Trust, Collaborative Investment Series Trust, DSS AmericaFirst Quantitative Funds, Frank Funds, Monteagle Funds, MP63 Fund, Inc., Neiman Funds, Parvin Hedged Equity Solari World Fund, PFS Funds, Ranger Funds Investment Trust and WP Trust.

(b)	ACC is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of ACC is 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. To the best of Registrant’s knowledge, the following are the officers of ACC:

Name	Positions and Offices	Positions and Offices
	with Underwriter	with the Fund
Gregory B. Getts	President, Member, Financial Principal and CFO	None
David W. Kuhr	Chief Compliance Officer	None
Steven A. Milcinovic	Chief Operating Officer	None

(c)       Not Applicable.

Item 33. Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the Rules promulgated thereunder, will be maintained as follows:

For the Investment Adviser - Berkshire Capital Holdings, Inc.

475 Milan Drive, Suite #103, San Jose, CA 95134.

For Administration – Premier Fund Solutions, Inc.

1939 Friendship Drive, Suite C, El Cajon CA 92020.

For Accounting/Transfer Agency - Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

For Custody – The Huntington National Bank

41 South High Street, Columbus, OH 43287.

Item 34. Management Services. Not Discussed in Parts A or B.

Not Applicable.

Item 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose and the State of California on the 26th of April, 2024.

THE BERKSHIRE FUNDS

By: /s/ MALCOLM R. FOBES III

MALCOLM R. FOBES III

President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

/s/ MALCOLM R. FOBES III

MALCOLM R. FOBES III

President, Treasurer, Chief Financial

Officer & Trustee

April 26, 2024

ANDREW W. BROER*                          *By: /s/ MALCOLM R. FOBES III

Trustee Attorney-In-Fact

April 26, 2024

/s/ PETER M. ROBINSON

PETER M. ROBINSON

Trustee

April 25, 2024

/s/ DAVID A. WHITE

DAVID A. WHITE

Trustee

April 25, 2024

THE BERKSHIRE FUNDS

PART C - EXHIBIT INDEX FOR POST-EFFECTIVE AMENDMENT NO. 44

AS FILED ON APRIL 29, 2024

EXHIBIT INDEX

1.        Consent of Independent Registered Public Accounting Firm.........EX-99.28(j)